Number: HHHT(2012)ZGZRRBZ0052

Maximum Amount Guarantee Contract

(Natural Person as Guarantor)

(Brief Summary Translation)

China Everbright Bank

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Maximum Amount Guarantee Contract

(Natural Person as Guarantor)

Guarantor:	YI Ping
ID Card Number:
Address:
Current Address:
Postal Code:
Telephone:
Fax:
Entrusted Agent:
(Need to provide Power of Attorney signed by the Guarantor)
Address:
Current Address:
Postal Code:
Telephone:
Fax:

Credit Grantor:	China Everbright Bank Holdings. Co., Ltd., Hohhot Branch
Address:	78 Xinhua Road East, Saihan District, Hohhot
Postal Code:	010020
Legal Representative:	ZHANG Ling
Authorized Agent:	HUANG Zhangren
Processing Person:
Telephone:
Fax:

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Article I Generals

To ensure the performance of the Comprehensive Credit Facility Agreement (Contract Number: HHHT(2012)ZHSX0058) (the "Agreement"), dated April 28, 2012, entered into between Inner Mongolia Yongye Nongfeng Biotech Co., Ltd. ("Grantee") and the Credit Grantor ("Grantor"), the Grantor agrees to accept the guarantee provided by the Guarantor and the two parties have entered the guarantee contract as below.

Article II Definitions

1. The terms used herein shall have the following definition, unless otherwise indicated.

Master Contract: means the “Comprehensive Credit Facility Agreement” between the Grantor and the Grantee and each of the specific credit service contracts entered into pursuant to the “Comprehensive Credit Facility Agreement” for specific businesses.

Specific Credit Service Contract: means each of the specific credit service contracts entered into between the Grantor and the Grantee at the time when the Grantor provides foreign currency loan, trade financing, discount service, acceptance note, letter of credit, letter of guarantee, factoring service or guarantee (“Specific Credit Services”).

Article III Master Debt Claim under the Guarantee

2. The master debt claim under the guarantee by the Guarantor is the claim to all the debts derived from all specific credit service contracts and, the balance of the master debt claim under the guarantee is RMB 100,000,000.00.

Article IV Method of the Guarantee

3. The guarantee provided by the Guarantor hereunder is several-liability guarantee.

Article V Scope of the Guarantee

4. The scope of the guarantee hereunder includes: all outstanding debt principal payable under the Master Contract, interests, compound interests, processing fees, default damages, fees in connection with realizing debt claims (including but not limited to litigation, legal, certification and enforcement fees) and other fees payable (collectively, “Guaranteed Debts”).

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5. The Grantor’s documents evidencing guaranteed debts are conclusive and binding to the Guarantor, unless there are obvious errors therein.

Article VI Term of the Guarantee

6. The term of the guarantee for each of the specific credit service under the “Comprehensive Credit Facility Agreement” is calculated individually, each for a period of two years starting from the expiration of the period for the Grantee to perform its debt obligations.

Article VII Documents That Must Be Provided by the Guarantor

7. Before the Grantee can use any specific credit service under the Master Contract, the Grantor must have received the following documents provided by the Guarantor:

7.1 Duly executed original of this contract;

7.2 The Guarantor’s ID documents;

7.3 Certification of the Guarantor’s assets or other documents of credit evidence;

7.4 Other documents reasonably requested by the Grantor.

Article VIII The Guarantor’s Representations and Warranties

8. The Guarantor hereby makes the following representations and warranties to the Grantor:

8.1 The Guarantor is a natural person with complete ability for civil activities and has the complete qualification and power to execute and perform this contract and to bear civil responsibilities.

8.2 The Guarantor has carefully read, fully understands and accepts the contents herein and the execution and performance of this contract is voluntary; the Guarantor acknowledges that the intents expressed herein are his true intents.

8.3 All the documents, material and certificates provided by the Guarantor to the Grantor are authentic, complete, accurate and valid, and all copies of documents provided are consistent with the originals thereof.

8.4 The execution and performance of this contract will not violate any applicable law or any other contracts to which the Guarantor is a party.

8.5 The Guarantor has completed all the certification, registration and filing necessary to ensure the legality, validity and enforceability of this contract.

8.6 This contract is legal and effective, and binding to the Guarantor.

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8.7 The Guarantor has no pending litigation, arbitration or administrative proceedings that will have a substantively adverse effect on his ability to perform his obligations hereunder.

8.8 The Guarantor has not committed any act of breach.

9. The Guarantor’s representations and warranties shall continue to be true and accurate, and the Guarantor promises to provide any other documents as requested by the Grantor.

Article IX The Guarantor’s Promises

10. The Guarantor promises to abide by the following before the repayment of all the guaranteed debts:

10.1 Notify the Grantor immediately upon the occurrence of any breach, involvement in any litigation, arbitration, or administrative proceedings involving the Guarantor or his assets, material decrease of the Guarantor’s income, loss of economic sources and change of resident address or communication method.

10.2 Will not transfer, sell, divide or dispose of any major assets before the repayment of all the guaranteed debts, unless approved by the Grantor.

10.3 Will not raise any claim or rights demand regarding any debts repaid by him on behalf of the Grantee before the repayment of all the guaranteed debts.

10.4 If the Grantee fails to repay any of the guaranteed debts due, the Guarantor must unconditionally repay such amount on behalf of the Grantee within 7 business days of receiving the Grantor’s notice.

10.5 If the Guarantor fails to repay any amount hereunder at the Grantor’s request on time, the Grantor shall have the right to deduct directly any amount payable hereunder from the account established with the Grantor or any of the Grantor’s branches without the need to obtain the Guarantor’s consent.

10.6 Upon the Grantor’s request, the Guarantor must immediately pay the Grantor all the fees arising from the exercise by the Grantor of its rights hereunder (including legal, arbitration and enforcement fees as well as all actual costs) and compensate the Grantor for other resulting losses.

Article X Nature and Effect of the Guarantee

11. The guarantee established by this contract is independent of any other guarantees obtained by the Grantee. The Grantor’s exercise of its rights hereunder is not predicated on the exercise of any other guarantees, nor does it required any remedial measures against the Grantee or any other parties.

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Article XI Nature and Effect of the Guarantee

12. Any of the following events constitutes an event of breach:

12.1 Any breach under the Master Contract;

12.2 The representations, warranties or promises made herein by Guarantor prove to be false or misleading;

12.3 Any part of the Master Contract cannot, for any reason, continue to be fully valid and effective, or is, for any reason, terminated or restricted;

12.4 Occurrence of major litigation, arbitration or administrative proceedings involving the Guarantor or his assets;

12.5 The Guarantor violates any of his obligations hereunder or the occurrence of any event that adverse affects the Grantor’s rights hereunder.

13. Upon the occurrence of any of the events of breach mentioned above, the Grantor has the right to take one or more of the following measures:

13.1 Remedial measures to which the Grantor is entitled hereunder and under the Master Contract;

13.2 Demand that the Guarantor assume his responsibility for guarantee;

13.3 Exercise of other rights to which the Grantor is entitled.

Article XII Others

14. Without prior consent from the Grantor, the Guarantor shall not transfer all or part of his obligations hereunder.

15. Any grace period, favorable treatment or extension granted by the Grantor to the Guarantor shall not affect, damage or restrict any other rights to which the Grantor is entitled in accordance with the provisions herein and with the law and statutes, nor shall they be considered a waiver by the Grantor of its rights and interests hereunder or affect the Grantor 's responsibilities and obligations hereunder.

16. If, at any time, any of the provisions herein becomes illegal, invalid or unenforceable in any aspect, the legality, validity or enforceability of other provisions herein shall not be affected or diminished.

17. Under this contract, the Guarantor must repay the guaranteed debts in full and must not make any request for any offsets.

18. All notices or requests regarding this contract must be sent in writing to the addresses or fax numbers listed on the first page of this contract. One party must notify the other party promptly of any changes of addresses or fax numbers.

The documents sent by one party to the other shall be considered to have been delivered if sent by courier, three days after its being sent if by registered mail, and immediately if by fax. However, any document sent by the Guarantor can be considered to have been delivered only when the Grantor has actually received it.

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Article XIII Governing Law and Resolution of Dispute

19. This contract is governed by the PRC law (excluding laws in Hong Kong, Macau and Taiwan) and must be interpreted accordingly.

20. Any dispute in connection with this contract must be settled through consultation; if consultation fails, the dispute should be submitted to legal proceedings at the local court where the Grantor resides.

Article XIV Effectuation, Revision and Dissolution of the Contract

21. This contract must be signed by the representatives of both parties before it can become effective.

22. No party can revise or dissolve this contract without authorization. Any revision or dissolution must be agreed to by both parties in a signed written agreement.

Article XV Attachments

23. Other matters not covered herein may be provided in a written agreement to be attached hereto. Such attachment is an inseparable part hereof and has the same legal effect.

24. The attachment (none)

Article XVI Supplementary Provisions

25. This contract has to two copies, with one to each, and both have the same legal effect.

26. This contract is executed on April 28, 2012 in Hohhot.

27. The parties hereto agree that this contract must be certified (optional provision; not applicable to this contract.)

The Guarantor:/s/ YI Ping

The Grantor: /seal/ China Everbright Bank Holdings. Co., Ltd., Hohhot Branch

Authorized Agent: /s/ HUANG Zhangren

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